                                                                   EXHIBIT 23.10

                                    CONSENT

    I hereby consent to the use of my name as a nominee for the Board of Directors of Prism Financial Corporation in the Prospectus forming part of the Registration Statement on Form S-1 (the "Registration Statement") and for use of this consent for filing as an Exhibit to the Registration Statement.

                                          /s/ RICHARD L. WELLEK
                                          --------------------------------------
                                          Name: Richard L. Wellek

Dated: March 17, 1999